Exhibit 99.1

FOR IMMEDIATE RELEASE

Stanley M. Bergman to Retire as Henry Schein’s Chief Executive Officer at the End of 2025

Mr. Bergman to Continue to Serve as Chairman of the Board

MELVILLE, N.Y., July 15, 2025 – Henry Schein, Inc. (Nasdaq: HSIC), the world’s largest provider of health care solutions to office-based dental and medical practitioners, announced today that Stanley M. Bergman will retire as Chief Executive Officer (CEO) at the end of the year after 45 years at the Company, including more than 35 years as CEO. Mr. Bergman will continue to lead Henry Schein in his current role until his retirement and will remain as Chairman thereafter. The Board is commencing a formal search process in conjunction with a nationally recognized executive search firm and will consider internal and external candidates.

“With the progress made advancing our BOLD+1 strategic plan and with strong management in place, it is the right time for me to retire at the end of the year,” Mr. Bergman said. “I look forward to working with the Board to identify my successor and effect a smooth transition. Henry Schein has been my professional home for 45 years and I will conclude this chapter of my life with enormous gratitude for the opportunity to serve as CEO and with great confidence in the Company’s future.”

Philip A. Laskawy, Lead Director for Henry Schein said, “Under Stan’s leadership, Henry Schein has become the global leader in providing dental and medical products and solutions for health care providers in alternate care settings, and we recognize the significant impact he has had on the Company and the entire health care industry. We owe a tremendous debt of gratitude to Stan for his steadfast devotion to Henry Schein and for bringing his unique blend of strategic vision, attention to detail, and entrepreneurship to the Company.”

During Mr. Bergman’s tenure as CEO, Henry Schein’s revenue grew from $225 million in 1989 to almost $13 billion in 2024, representing an approximate compound annual growth rate of 17.5%, while the Company’s market capitalization grew from $290 million at the time of its IPO in 1995 to a current value of almost $9 billion1. Further, Henry Schein has delivered a non-GAAP EPS CAGR of 12.4% over this same period2.

[1]	This excludes the Company’s 2019 spin-off of its animal health business to a separate publicly held company which had an initial market capitalization of over $4 billion.
[2]

From Continuing Operations, based on 12-month data through Q4 2024. Excludes certain non-recurring items to provide a more comparable basis for analysis. A reconciliation of GAAP to non-GAAP adjustments is included as an Exhibit to this press release. CAGRs are calculated as of December 28, 2024.

Henry Schein, Inc. • 135 Duryea Road • Melville, New York 11747	1

Among Mr. Bergman and the team’s many accomplishments, the Company transformed itself multiple times:

•

growing from what was a small, U.S.-based primarily dental mail order company to becoming the largest global full service dental distributor of products and services and a leading medical distributor to alternate care sites with a growing presence in home-delivered products;

•	building what is now the largest provider of global dental practice management software and digital services;

•	creating a fast-growing dental specialties business, including the 2nd-largest provider of endodontic products and 3rd-largest provider of dental implant and bone regeneration products;

•

significantly growing the contribution from its higher growth, higher margin businesses and corporate-brand products under its BOLD+1 strategic plan to over 50% of total non-GAAP operating income[3]; and

•

establishing Henry Schein as a global leader in advancing public-private partnerships to support access to care for underserved individuals, strengthening infrastructure for disaster relief and pandemic preparedness, and elevating the role of oral health as a key part of systemic health and wellness.

“It has been my greatest privilege to lead Team Schein over the past 35-plus years. Guided by our purpose-driven mission, we have built an agile Company that is able to meet the changing needs of our customers, has created significant shareholder value, and is well positioned for the future. As part of succession planning, the Company has focused on developing the next generation of leaders and earlier this year simplified the business by separating into three operating divisions, each with outstanding leadership. I fully expect that Andrea Albertini, CEO of the Global Distribution Group who also has responsibility for the Global Technology Group, and Tom Popeck, CEO of the Health Care Specialties Group, together with the rest of the Company’s Executive Management Committee, will elevate Henry Schein to new heights by continuing to advance the BOLD+1 strategy and working with KKR on value creation initiatives and a broad-based employee ownership program,” Mr. Bergman said.

Mr. Bergman sent out a letter this morning in which he thanked all of Team Schein for playing such an important part of building a unique company. He wrote in part:

“I am especially pleased to have worked with tens of thousands of incredibly committed and talented Team Schein Members who helped reimagine and reinvent Henry Schein’s role, from one of product delivery and logistics to one whose mission today is to help our over 1 million health care professionals operate better and more efficient practices so our customers can concentrate on delivering the best quality patient care.”

[3]	The Company is unable to calculate the GAAP operating income contribution without unreasonable effort, so it is not including it in the reconciliation.

Henry Schein, Inc. • 135 Duryea Road • Melville, New York 11747	2

Mr. Bergman concluded his letter by thanking many people who stood by his side during the journey, including senior management, the Board, the Schein family, and others.

“With the team continuing to balance the Company’s five constituents that make up the Henry Schein Mosaic of Success (suppliers, customers, investors, employees, and society at large) and maintaining the values of Team Schein, I believe that Henry Schein’s best years are yet to come,” Mr. Bergman continued.

About Henry Schein, Inc.

Henry Schein, Inc. (Nasdaq: HSIC) is a solutions company for health care professionals powered by a network of people and technology. With approximately 25,000 Team Schein Members worldwide, the Company’s network of trusted advisors provides more than 1 million customers globally with more than 300 valued solutions that help improve operational success and clinical outcomes. Our Business, Clinical, Technology and Supply Chain solutions help office-based dental and medical practitioners work more efficiently so they can provide quality care more effectively. These solutions also support dental laboratories, government and institutional health care clinics, as well as other alternate care sites.

Henry Schein operates through a centralized and automated distribution network, with a selection of more than 300,000 branded products and Henry Schein corporate brand products in our main distribution centers.

A FORTUNE 500 Company and a member of the S&P 500® index, Henry Schein is headquartered in Melville, N.Y., and has operations or affiliates in 33 countries and territories. The Company’s sales reached $12.7 billion in 2024, and have grown at a compound annual rate of approximately 11.2 percent since Henry Schein became a public company in 1995.

For more information, visit Henry Schein at www.henryschein.com, Facebook.com/HenrySchein, Instagram.com/HenrySchein, and @HenrySchein on X.

Henry Schein, Inc. • 135 Duryea Road • Melville, New York 11747	3

Cautionary Note Regarding Forward-Looking Statements and Use of Non-GAAP Financial Information

In accordance with the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995, we provide the following cautionary remarks regarding important factors that, among others, could cause future results to differ materially from the forward-looking statements, expectations and assumptions expressed or implied herein. All forward-looking statements made by us are subject to risks and uncertainties and are not guarantees of future performance. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

These statements are generally identified by the use of such terms as “may,” “could,” “expect,” “intend,” “believe,” “plan,” “estimate,” “forecast,” “project,” “anticipate,” “to be,” “to make” or other comparable terms. A fuller discussion of our operations, financial condition and status of litigation matters, including factors that may affect our business and future prospects, is contained in documents we have filed with the United States Securities and Exchange Commission, or SEC, including our Annual Report on Form 10-K, and will be contained in all subsequent periodic filings we make with the SEC. These documents identify in detail important risk factors that could cause our actual performance to differ materially from current expectations.

Risk factors and uncertainties that could cause actual results to differ materially from current and historical results include, but are not limited to: our dependence on third parties for the manufacture and supply of our products and where we manufacture products, our dependence on third parties for raw materials or purchased components; risks relating to the achievement of our strategic growth objectives; risks related to the Strategic Partnership Agreement with KKR Hawaii Aggregator L.P. entered into in January 2025; our ability to develop or acquire and maintain and protect new products (particularly technology products) and services and utilize new technologies that achieve market acceptance with acceptable margins; transitional challenges associated with acquisitions, dispositions and joint ventures, including the failure to achieve anticipated synergies/benefits, as well as significant demands on our operations, information systems, legal, regulatory, compliance, financial and human resources functions in connection with acquisitions, dispositions and joint ventures; certain provisions in our governing documents that may discourage third-party acquisitions of us; adverse changes in supplier rebates or other purchasing incentives; risks related to the sale of corporate brand products; risks related to activist investors; security risks associated with our information systems and technology products and services, such as cyberattacks or other privacy or data security breaches (including the October 2023 incident); effects of a highly competitive (including, without limitation, competition from third-party online commerce sites) and consolidating market; changes in the health care industry; risks from expansion of customer purchasing power and multi-tiered costing structures; increases in shipping costs for our products or other service issues with our third-party shippers, and increases in fuel and energy costs; changes in laws and policies governing manufacturing, development and investment in territories and countries where we do business; general global and domestic macro-economic and political conditions, including inflation, deflation, recession, unemployment (and corresponding increase in under-insured populations), consumer confidence, sovereign debt levels, ongoing wars, fluctuations in energy pricing and the value of the U.S. dollar as compared to foreign currencies, changes to other economic indicators and international trade agreements; the threat or outbreak of war, terrorism or public unrest (including, without limitation, the war in Ukraine, the Israel-Gaza war and other unrest and threats in the Middle East and the possibility of a wider European or global conflict); changes to laws and policies governing foreign trade, tariffs and sanctions, including the current imposition of additional new tariffs by the U.S. on numerous countries, retaliatory tariffs and potential for additional retaliatory tariffs; greater restrictions on imports and exports; supply chain disruption; geopolitical wars; failure to comply with existing and future regulatory requirements, including relating to health care; risks associated with the EU Medical Device Regulation; failure to comply with laws and regulations relating to health care fraud or other laws and regulations; failure to comply with laws and regulations relating to the collection, storage and processing of sensitive personal information or standards in electronic health records or transmissions; changes in tax legislation, changes in tax rates and availability of certain tax deductions; risks related to product liability, intellectual property and other claims; risks associated with customs policies or legislative import restrictions; risks associated with disease outbreaks, epidemics, pandemics (such as the COVID-19 pandemic), or similar wide-spread public health concerns and other natural or man-made disasters; risks associated with our global operations; litigation risks; new or unanticipated litigation developments and the status of litigation matters; our dependence on our senior management, employee hiring and retention, increases in labor costs or health care costs, and our relationships with customers, suppliers and manufacturers; and disruptions in financial markets. The order in which these factors appear should not be construed to indicate their relative importance or priority.

Henry Schein, Inc. • 135 Duryea Road • Melville, New York 11747	4

We caution that these factors may not be exhaustive and that many of these factors are beyond our ability to control or predict. Accordingly, any forward-looking statements contained herein should not be relied upon as a prediction of actual results. We undertake no duty and have no obligation to update forward-looking statements except as required by law.

Included within the press release are non-GAAP financial measures that supplement the Company’s Consolidated Statements of Income prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company’s actual results prepared under GAAP to exclude certain items. In the schedule attached to the press release, the non-GAAP measures have been reconciled to and should be considered together with the Consolidated Statements of Income. Management believes that non-GAAP financial measures provide investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where certain items may vary independent of business performance and allow for greater transparency with respect to key metrics used by management in operating our business. The impact of certain items that are excluded include integration and restructuring costs, and amortization of acquisition-related assets, because the amount and timing of such charges are significantly impacted by the timing, size, number and nature of the acquisitions we consummate and occur on an unpredictable basis. These non-GAAP financial measures are presented solely for informational and comparative purposes and should not be regarded as a replacement for corresponding, similarly captioned, GAAP measures.

Henry Schein, Inc. • 135 Duryea Road • Melville, New York 11747	5

CONTACTS: Investors

Ronald N. South

Senior Vice President and Chief Financial Officer

ronald.south@henryschein.com

(631) 843-5500

Graham Stanley

Vice President, Investor Relations and Strategic Financial Project Officer

graham.stanley@henryschein.com

(631) 843-5500

Media

Tim Vassilakos

Executive Director, Global Corporate Communications

timothy.vassilakos@henryschein.com

(516) 510-0926

Henry Schein, Inc. • 135 Duryea Road • Melville, New York 11747	6

Exhibit

Henry Schein, Inc.
Reconciliation of reported GAAP operating income, net income and diluted EPS attributable to Henry Schein, Inc.
to non-GAAP operating income, net income and diluted EPS attributable to Henry Schein, Inc.
(in millions, except per share data)
(unaudited)

														Reconciling Items
			GAAP			Special Management Compensation Costs		Restructuring Costs		Acquisition Intangible Amortization		Cybersecurity Incident- Professional Fees and Other		Change in Contingent Consideration		Litigation Settlement		Impairment of Capitalized Assets		Impairment of Intangible Assets		Costs Associated with Shareholder Advisory Matters		Non-GAAP
	1995		2024	CAGR		1995	2024	1995	2024	1995	2024	1995	2024	1995	2024	1995	2024	1995	2024	1995	2024	1995	2024	1995	2024	CAGR
Net Sales	$584		$12,673	11.2%		$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$584	$12,673	11.2%
Operating Income	$(3	)$	621	n/a	(1)	$21	$-	$-	$110	$-	$184	$-	$(31)	$-	$45	$-	$5	$-	$12	$-	$1	$-	$2	$18	$949	14.6%
Operating Margin	-0.43%		4.90%	n/a	(1)																			3.14%	7.49%	15 bps *
Net Income	$(11	) $	390	n/a	(1)	$20	$-	$-	$79	$-	$112	$-	$(23)	$-	$35	$-	$4	$-	$6	$-	$0	$-	$2	$9	$605	15.8%
Diluted EPS	$(0.21	) $	3.05	n/a	(1)	$0.37	$-	$-	$0.62	$-	$0.88	$-	$(0.18)	$-	$0.27	$-	$0.03	$-	$0.05	$-	$0.00	$-	$0.01	$0.16	$4.74	12.4%

*	Average annual increase

(1)

In 1995, Operating Income, Net Income and Diluted EPS were negative, and CAGR amounts cannot be calculated. Using 1996 as a base year the CAGR for Operating Income, Net Income and Diluted EPS was 15.08%, 17.15%, and 14.23%, respectively. For 1996, there we no reconciling items on a GAAP to Non-GAAP basis.

Note: Amounts may not sum due to rounding.

Henry Schein, Inc. • 135 Duryea Road • Melville, New York 11747	7